                                                                     EXHIBIT 1.1

                                                                 DRAFT OF 6/6/96

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                                3,200,000 SHARES
                                 ENTREMED, INC.
                                  COMMON STOCK

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                             UNDERWRITING AGREEMENT
                           SELECTED DEALER AGREEMENT

                               ------------------

                                 JUNE   , 1996

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
                                3,200,000 SHARES
                                 ENTREMED, INC.
                                  COMMON STOCK

                        --------------------------------
                             UNDERWRITING AGREEMENT
                         -----------------------------

                                                                   June   , 1996
ALLEN & COMPANY INCORPORATED
DILLON, READ & CO. INC.
VOLPE, WELTY & COMPANY
  As Representatives of the Several Underwriters
  c/o Allen & Company Incorporated
711 Fifth Avenue
New York, New York 10022

Dear Sirs:

    EntreMed, Inc., a Delaware corporation (the "Company"), hereby confirms its agreement with the several Underwriters named in schedule A hereto (the "Underwriters"), for which you are acting as representatives (the "Representatives"), as follows:

    1. DESCRIPTION OF SECURITIES. The Company has authorized by appropriate corporate action and proposes to issue and sell to the Underwriters its shares of Common Stock, $.01 par value. As further described in Section 3 hereof, 3,200,000 of such shares (the "Purchased Shares") are being sold by the Company to the Underwriters and the Company is granting to the Underwriters an option to purchase up to 480,000 additional shares (the "Option Shares"). The Purchased Shares and Option Shares are herein collectively referred to as the "Shares".

    2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents and warrants to and agrees with each Underwriter that:

         (a)
       A registration statement on Form S-1 (File No. 333-3536) with respect to the Shares, including a preliminary form of prospectus, copies of which have heretofore been delivered to you, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Act, and has been filed with the Commission under the Act; such amendment or amendments to such registration statement, copies of which have heretofore been delivered to you, as may have been made prior to the date of this Agreement have been so prepared and filed; and the Company has so prepared and proposes so to file in a timely manner after the effective date of such registration statement the final form of prospectus. Such registration statement (including all exhibits thereto), as finally amended and revised as of the time the Underwriters first offer the Shares for sale to the public together with information, if any, which is permitted to be, and is, subsequently filed pursuant to Rule 430A of the Rules and Regulations, is herein referred to as the "Registration Statement". Such prospectus in the form filed pursuant to Rule 424(b) of the Rules and Regulations, or, if no final prospectus is filed with the Commission pursuant to Rule 424(b), in such form as such final prospectus is included in the Registration Statement, is herein referred to as the "Prospectus". Each preliminary form of prospectus is herein referred to as a "Preliminary Prospectus".

         (b)
       The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. At the time of filing of each Preliminary
Prospectus, such prospectus did not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. When the Registration Statement was declared effective and at all times subsequent thereto up to and at each Closing Date (hereinafter defined) (i) the Registration Statement did and will in all material respects conform to the requirements of the Act and the Rules and Regulations, and (ii) the Registration Statement did not or will not include as of its date any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), on the date when the Prospectus is otherwise amended or supplemented and on each Closing Date (as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) complied or will comply in all material respects with the requirements of the Act and the Rules and Regulations and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties shall not apply to information contained in or omitted from the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter for use in the preparation thereof.

         (c)
       Except as described in or contemplated by the Prospectus (including the disclosure contained therein regarding the Company's continued incurrence of losses and working capital decreases), subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not incurred any direct or, to the best of the Company's knowledge, contingent material liabilities or material obligations, or entered into any material transactions or contracts not in the ordinary course of business, and there has not been any material change in its capital shares, options or warrants, nor any material increase or decrease in the amount thereof outstanding or in any of its long-term debt outstanding, except pursuant to the terms of the instruments governing the same, or any material adverse change in the condition (financial or otherwise), results of operations, business or prospects of the Company.

         (d)
       Except as set forth in the Prospectus, there is not now pending or, to the knowledge of the Company, threatened, any action, suit or proceeding to which the Company is a party before any court or governmental or regulatory agency or body which could reasonably be expected to result in any material adverse change in the condition (financial or otherwise), results of operations, business or prospects of the Company, or could reasonably be expected to materially and adversely affect the properties, assets or ability to do business as contemplated in the Prospectus of the Company; and there are no contracts or documents required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement.

         (e)
       This Agreement has been duly authorized, executed and delivered on behalf of the Company and constitutes a valid and binding agreement of the
Company, enforceable in accordance with its terms, except (1) that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (2) as rights to indemnity or contribution hereunder may be limited by federal or state securities laws; the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any term or provision of, or constitute a default under, (i) any currently existing statute, any indenture, mortgage, deed of trust, note agreement or other agreement or instrument filed as an exhibit to the Registration Statement or any other material indenture, mortgage, deed of trust, note or agreement or other agreement or instrument to which the Company is a party or by which it or its property is bound; (ii) the charter or by-laws of the Company; or (iii) any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or over its properties, which breach, violation or default of any such order, rule or regulation could reasonably be expected to result in any material adverse change in the condition (financial or otherwise), results of operations or business of the Company; no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions on its part herein contemplated, except such as have been obtained or such as may be required under the Act or as may be required under state or other securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters; and the Company is not in material default, and no event has occurred which with the giving of notice or lapse of time or both would be a default, under any contract, agreement, indenture, mortgage or other undertaking to which the Company is a party and which is material to the condition (financial or otherwise), results of operations, business or prospects of the Company.

         (f)
       The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority, corporate or otherwise, to own its properties and conduct its business as described and contemplated in the Registration Statement, and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where its operations or ownership of property requires such qualifications, except where failure so to qualify would not have a material effect on the Company.

         (g)
       The Company has the authorized and outstanding capital stock set forth in the Prospectus; the outstanding capital stock of the Company conforms, and the Shares when issued and sold as herein contemplated will conform, in all material respects, to all statements in relation thereto contained in the Registration Statement and the Prospectus and all such stock has been duly authorized and the outstanding capital stock has been and the Shares, when issued and delivered against payment therefor as provided herein, will be validly issued, fully-paid and nonassessable; except as stated in the Prospectus, the stockholders of the Company have no preemptive rights with respect to the Shares and there are no outstanding rights, options or warrants to acquire any securities of the Company; to the extent that any rights, options or warrants to acquire any securities of the Company are outstanding, except as otherwise set forth in the Prospectus, the issuance of the Shares as described in the Prospectus will not result in an adjustment of the exercise price or number of shares issuable upon the exercise in respect of any such rights, options or warrants; and, except as otherwise set forth in the Prospectus, the Company does not own (directly or indirectly) any shares of capital stock of any subsidiaries.

         (h)
       Except as otherwise set forth in the Prospectus, the Company owns, possesses or has rights to, or can acquire on reasonable terms, adequate patents, patent applications, patent licenses, trademarks, service marks and trade names necessary to carry on its business as presently conducted, and except as set forth in the Prospectus, the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent licenses, trademarks, service marks or trade names which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could materially and adversely affect the condition (financial or otherwise), earnings, affairs, business or prospects of the Company.

         (i)
       Except as set forth in the Prospectus, the Company holds in good standing or has applied for all licenses, permits, authorizations, franchises, consents and orders of all federal, state, local, and foreign governmental bodies that are material to the conduct of its business as presently conducted as described in the Prospectus; except as stated in the Prospectus, the Company has good and marketable title in fee simple to all real property, if any, and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects with such exceptions as are not material to the Company taken as a whole; and the real property and personal property referred to in the Prospectus as held under lease by the Company is held by it under valid, subsisting

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
and enforceable leases with only such exceptions as are referred to in the Prospectus or as in the aggregate are not material to the conduct of its business as presently conducted as described in the Prospectus.

         (j)
       The Company is conducting and proposes to conduct its business so as to comply in all material respects with all material applicable federal, state, local and foreign governmental statutes, rules and regulations; and except as set forth in the Prospectus, the Company is not charged with, or to the Company's knowledge, is under investigation with respect to, any violation of any of such statutes, rules or regulations.

         (k)
       The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which it is engaged; and, the Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the business or financial condition of the Company, except as described or contemplated in the Prospectus.

         (l)
       Ernst & Young LLP, which has examined and expressed its opinion on certain of the financial statements of the Company filed with the
Commission as a part of the Registration Statement, are, to the Company's best knowledge, independent accountants with respect to the Company within the meaning of the Act and the Rules and Regulations; the financial statements, together with the related notes, forming part of the Registration Statement and Prospectus fairly present the financial condition of the Company and its results of operations as of the dates and for the periods described in such opinion in the Prospectus; and such financial statements have been prepared in accordance with the Rules and Regulations of the Commission.

         (m)
       The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that transactions are executed in accordance with management's general or specific authorizations and are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles.

         (n)
       Except as stated in the Prospectus, the Company knows of no outstanding claims for services, either in the nature of a finder's fee or origination fee, with respect to the transactions contemplated hereby, and the Company agrees to indemnify and hold the Underwriters harmless from any such claim for any such services of such nature arising from the act of any person other than any Underwriter or person acting on behalf of any Underwriter.

         (o)
       No person holds a right to require or participate in the registration under the Act of the Common Stock of the Company to be effected by the
Registration Statement, which right has not been effectively waived by the holder thereof as of the date hereof.

         (p)
       The  Company has  obtained from each  of its officers  and directors, and
       from each of its shareholders owning  an aggregate of          shares  of
the Company's Common Stock outstanding immediately prior to the offering contemplated hereby, an executed agreement in form and substance satisfactory to the Representatives that they will not, without the prior written consent of Allen & Company Incorporated on behalf of the Underwriters, sell, offer for sale, contract to sell or otherwise dispose of any shares of the Company's Common Stock or any securities exercisable for or convertible into its Common Stock or any rights to acquire Common Stock for a period of 180 days from the date of the final Prospectus.

    3. PURCHASE, SALE AND DELIVERY OF SHARES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $ per Share, the number of Shares set forth opposite the name of such Underwriter in Schedule A hereto.

    The Company will deliver the Purchased Shares to you for the accounts of the several Underwriters at the office of Allen & Company Incorporated, 711 Fifth Avenue, New York, New York, against payment of the purchase price therefor by certified or official bank check or checks in New York Clearing House funds, payable to the order of EntreMed, Inc., at 10:00 A.M., New York Time, on
            , 1996 or at such other time and date not later than five full business days thereafter as you and the Company may determine, such time and date of delivery and payment being herein called the "First Closing Date". The certificates for the Purchased Shares to be so delivered will be made available to you at such office for checking at least one full business day prior to such Closing Date and will be in such names and denominations as you may request in writing not less than two full business days prior to such Closing Date.

    On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company grants to the Underwriters an option to purchase up to 480,000 Option Shares at the same price per share as the Underwriters shall pay for the Purchased Shares. Such option may be exercised only to cover over-allotments arising in connection with the sale of Purchased Shares by the Underwriters, such exercise to be upon written notice by you to the Company within 30 days of the date hereof setting forth the number of Options Shares as to which the Underwriters are exercising the option, the denominations and names in which certificates for such Shares should be registered and the time and place at which such certificates are to be delivered. Such time and place (unless such time is the First Closing Date), herein referred to as the "Second Closing Date", shall be determined by you but shall not be earlier than the First Closing Date, nor earlier than three full business days or later than ten full business days after the exercise of such option. The Company will deliver Option Shares to you for the accounts of the several Underwriters against payment of the purchase price therefor by certified or official bank check or checks in New York Clearing House funds payable to the order of EntreMed, Inc. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the aggregate number of Option Shares purchased as the number of Purchased Shares set forth opposite the name of such Underwriter in Schedule A hereto bears to 3,200,000.

    It is understood that you, individually and not as the Representatives of the several Underwriters, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for Shares to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

    After the Registration Statement becomes effective, the several Underwriters propose to offer the Shares to the public as set forth in the Prospectus.

    4.  COVENANTS OF  THE COMPANY.   The Company covenants  and agrees with  the
several Underwriters that:

         (a)
       The Company will use its best efforts to cause the Registration Statement and any subsequent amendment thereto to become effective as promptly as possible; it will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement or any subsequent amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed; it will notify you promptly of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; it will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in your reasonable opinion or the reasonable opinion of the Company or its counsel, may be necessary in connection with the distribution of the Shares by the Underwriters; it will promptly prepare and file with the Commission, and promptly notify you of the filing of, any amendments or supplements to the Registration Statement or Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; in case any Underwriter is required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with sales of the Shares purchased by the Underwriters from the Company pursuant to Section 3 or otherwise acquired by the Underwriters during the distribution of the Shares in connection with stabilization or otherwise, the Company will prepare and file with the Commission promptly upon request of, but at the expense of, such Underwriter, any amendments or supplements to the Registration Statement or Prospectus as may be necessary, in such Underwriter's reasonable opinion, to permit the sale of such Shares in the manner determined by such Underwriter, in compliance with the requirements of the Act, including Section 10(a)(3) thereunder; and it will file no amendment or supplement to the Registration Statement or Prospectus that shall not previously have been submitted to you in writing a reasonable time prior to the proposed filing thereof or to which you shall reasonably object in writing, except as may be required by law.

         (b)
       The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order suspending trading in the Shares or other of the Company's securities or of the initiation or threat of any proceeding for that purpose; and it will use promptly its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

         (c)
       The Company will use its best efforts to qualify the Shares for sale under the blue sky or securities laws of such jurisdictions as you may reasonably designate and to continue such qualifications in effect for so long as may be required for purposes of the distribution of the Shares, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any state.

         (d)
       The Company will furnish to you, as soon as available, copies of the Registration Statement (one of which will be signed and will include all exhibits), each Preliminary Prospectus, the Prospectus, and any amendments or supplements to such documents, including any prospectus prepared to permit compliance with Section 10(a)(3) of the Act, all in such quantities as you may from time to time reasonably request.

         (e)
       The Company will make generally available to its security holders as soon as practicable, an earnings statement (which will be in reasonable detail but need not be audited) covering a 12-month period beginning after the effective date of the Registration Statement which shall satisfy the provisions of Section 11(a) of the Act.

         (f)
       The Company agrees, during each fiscal year for a period of five years from the date hereof, to furnish to its stockholders as promptly as may be practicable an annual report (including financial statements audited by independent public accountants) and to publish quarterly financial statements (which need not be audited) for each of the first three quarters of each fiscal year, and to furnish, upon request, to each Underwriter hereunder (i) as soon as practicable after the end of each of the first three quarters of each fiscal year, the Company's quarterly report on Form 10-Q; (ii) as soon as practicable after the end of each fiscal year, financial statements of the Company as at the end of such fiscal year, including statements of operations, retained earnings and changes in cash flow of the Company for such fiscal year, all in reasonable detail and accompanied by a copy of the report thereon of independent public accountants or the Company's annual report on Form 10-K; and (iii) as soon as they are available, copies of all reports and financial statements filed with the Commission. During such period, if and so long as the Company shall have active subsidiaries, the foregoing financial statements shall be on a combined or consolidated basis to the extent that the accounts of the Company and its subsidiaries are combined or consolidated.

         (g)
       The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements, and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act; (ii) all other expenses in connection with the preparation, printing, and filing of the Registration Statement, each Preliminary Prospectus, and the Prospectus and amendments and supplements thereto, and the mailing and delivering of copies thereof to the Underwriters and dealers; (iii) the cost of printing this Agreement, the Selected Dealer Agreement, the Blue Sky Memorandum, and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iv) all costs and expenses in connection with the issuance and delivery of the Shares hereunder to the Underwriters, including related transfer taxes, if any; (v) all expenses in connection with the qualification of the Shares for offering and sale under the securities laws of various jurisdictions, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky Survey; (vi) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vii) the costs of preparing stock certificates; (viii) the cost and charges of any transfer agent or registrar; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 4. In addition to the foregoing, the Company shall reimburse the Underwriters, upon request from time to time, for their reasonable itemized out-of-pocket expenses up to a maximum of $200,000, including their reasonable legal fees and disbursements and travel, roadshow and syndicate expenses, upon the presentation of reasonable documentation thereof. If the Company determines not to proceed with the offering for any reason, other than the Underwriters' unwillingness to proceed on the terms and conditions set forth in this Agreement, or if the Representatives exercise their right to terminate this Agreement pursuant to Section 10(b)(i) hereof, the Company shall reimburse the Underwriters for all reasonable out-of-pocket expenses including reasonable legal fees and disbursements and travel, roadshow and syndicate expenses actually incurred by the Underwriters, upon the presentation of reasonable documentation thereof, up to a maximum of $300,000. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

         (h)
       The Company agrees that it will not, without the prior written consent of the Allen & Company Incorporated on behalf of the Underwriters, sell, offer for sale, contract to sell or otherwise dispose of any shares of its Common Stock or any securities exercisable for or convertible into shares of its Common Stock or any rights to acquire Common Stock, for a period of 180 days after the date of the final Prospectus, otherwise than in accordance with this Agreement or as contemplated in the Prospectus; PROVIDED, that the Company may issue Common Stock, or options, rights or warrants with respect thereto, (i) upon the exercise of stock options and warrants outstanding on the date hereof,
(ii) pursuant to stock option plans of the Company existing on the date hereof, to persons who have received, or who are eligible to receive, grants of such options and (iii) not to exceed, in the aggregate, 10% of the outstanding shares of Common Stock as of the First Closing Date, in connection with any new bona fide research, licensing or corporate partnering relationships and equipment lease transactions.

    5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Purchased Shares on the First Closing Date and the Option Shares on the Second Closing Date, as provided herein shall be subject to the accuracy, as of the date hereof and such Closing Date (as if made on and as of such Closing Date), of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

         (a)
       The Registration Statement shall have become effective not later than 5:30 P.M., New York City Time, on the date of this Agreement, or such later date as shall be consented to in writing by you; if required, the Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Act; and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your reasonable satisfaction.

         (b)
       Prior to such Closing Date, except as contemplated in the Prospectus, there shall not have been any change in the capital shares, nor the issuance of any rights, options, or warrants to purchase any capital shares, nor any material increase or decrease in any long-term debt of the Company or any material adverse change in the condition (financial or otherwise), results of operations, business or prospects of the Company which in your reasonable judgment renders it inadvisable to proceed with the offering and sale of the Shares.

         (c)
       You shall have received the opinion of Bachner, Tally, Polevoy & Misher LLP, counsel for the Company, in form and substance satisfactory to you and dated such Closing Date, to the effect that:

       (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and authority to own its properties and to conduct its business as described in the Registration Statement and is duly qualified to do business as a foreign corporation in Maryland and in each state or jurisdiction where its operations and the ownership of its properties requires such qualification, except where the failure to so qualify will not have a material adverse effect on the business of the Company;

       (ii)the Company has authorized capital stock as set forth in the Prospectus; all shares of Common Stock, including the Shares, conform as to legal matters in all material respects to the appropriate descriptions thereof under the heading "Description of Capital Stock" in the Prospectus; all outstanding shares of Company capital stock have been duly authorized and are validly issued, fully paid and non-assessable; and the issuance of the Shares has been duly authorized and, when issued, delivered and paid for in accordance with this Agreement, the Shares will be validly issued, fully paid and non-assessable;

       (iii)
           this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the
    Company, enforceable in accordance with its terms, except that (1) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (2) rights to indemnity or contribution hereunder may be limited by federal or state securities laws and (3) except as enforceability may be limited by equitable principles affecting the availability of remedies; the sale of the Shares under this Agreement and the consummation of the transactions herein contemplated do not result in a breach or violation of any material terms or provisions of, or constitute a material default under, any applicable statute, or any indenture, mortgage, deed of trust, note agreement or other agreement or instrument filed as an exhibit to the Registration Statement or otherwise known to counsel to which the Company is a party or by which it or its properties are bound or affected, or to which any of the material property or assets of the Company is subject, the Company's certificate of incorporation and by-laws, or, to the best of such counsel's knowledge, any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties;

       (iv)no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the
    Company of the transactions contemplated by this

    Agreement that has not been obtained, except such as may be required under the Act or as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

       (v) the Registration Statement has become effective under the Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act;

       (vi)except as set forth in the Prospectus and for such matters referred to in the paragraph next following subclause (xi) below, to the best of such counsel's knowledge, the Company holds in good standing all material licenses, permits, authorizations, franchises, consents and orders, of Federal, State or local, and foreign governmental bodies necessary to carry on its business as reflected in the Registration Statement;

       (vii)
           the summaries of the agreements or documents to which the Company is a party included under the headings "Business -- Collaboration and
    License Agreements," "Management -- Employment Agreements," "Certain Transactions" and "Description of Capital Stock -- Registration Rights" in the Prospectus fairly summarize and present in all material respects the information required to be presented therein;

       (viii)
           to the best of such counsel's knowledge after due inquiry (it being understood that for purposes of this opinion, due inquiry does not include any search of court or administrative records), there is no legal or governmental proceeding pending or threatened to which the Company is a party or to which any properties of the Company are subject which is required to be described in the Registration Statement or the Prospectus and is not so described;

       (ix)the Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, comply as to form in all material respects with the requirements of the Act and the Rules and Regulations (except that such counsel need express no opinion as to the financial statements, notes to financial statements, related schedules or other financial data contained in or omitted from the Registration Statement or the Prospectus);

       (x) to the best of such counsel's knowledge after due inquiry, all contracts and documents pertaining to the Company required to be filed as Exhibits to the Registration Statement have been filed as required and, to the best of such counsel's knowledge, all contracts and documents required to be described in the Prospectus have been accurately described therein in all material respects;

       (xi)Such counsel shall also state that it has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and the representatives of the Underwriters, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel did not independently verify, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to such counsel's attention which lead such counsel to believe that the Registration Statement (except with respect to the financial statements and schedules thereto and other financial or statistical data, as to which such counsel need not make any statement) at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except with respect to the financial statements and schedules thereto and other financial or other statistical data, as to which such counsel need not make any statement) on the date thereof or on the Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading.

    Such counsel need express no opinion as to the statements made in the Prospectus relating to patents or proprietary rights, including under the captions "Risk Factors -- Dependence on Patents and Other Proprietary Rights; Uncertainty of Patent Position and Proprietary Rights" and "Business -- Patents and Proprietary Rights" or statements made in the Prospectus relating to government regulatory matters concerning the development, manufacture and potential sale of the Company's potential products, including under the captions "Risk Factors -- Uncertainty of Government Regulatory Requirements; Lengthy Approval Process" and "Business -- Government Regulation."

    In rendering the foregoing opinions, such counsel may rely as to factual matters on certificates of officers and representatives of the Company and of public officials, and will not be required to independently verify the accuracy or completeness of information or documents furnished to it in respect to the Registration Statement or the Prospectus. To the extent that such counsel's opinion relates to the laws of jurisdictions other than New York or Delaware, such counsel shall be permitted to rely on the opinion of local counsel reasonably satisfactory to counsel for the several Underwriters.

         (d)
       You shall have received from Jones & Askew, patent counsel to the Company, an opinion, dated such Closing Date, in form and substance satisfactory to you, to the effect that the statements in the Prospectus under the captions "Risk Factors -- Dependence on Patents and Other Proprietary Rights; Uncertainty of Patent Position and Proprietary Rights" and "Business -- Patents and Proprietary Rights", insofar as they pertain to legal matters, fairly present in all material respects the information presented therein.

         (e)
       You shall have received from Arnold & Porter, regulatory counsel to the Company, an opinion, dated such Closing Date, in form and substance satisfactory to you, to the effect that the statements in the Prospectus under the captions "Risk Factors -- Uncertainty of Government Regulatory Requirements; Lengthy Approval Process" and "Business -- Government Regulation", insofar as they pertain to legal matters, fairly present in all material respects the information presented therein.

         (f)
       You shall have received from Werbel McMillin & Carnelutti, A Professional Corporation, counsel for the several Underwriters, an opinion or opinions, dated such Closing Date, in form and substance satisfactory to you, with respect to the sufficiency of all such corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby as you may reasonably require, and the Company shall have furnished to such counsel such documents as they may have reasonably requested for the purpose of enabling them to pass upon such matters.

         (g)
       You shall have received, at the time of execution of this Agreement and on such Closing Date from Ernst & Young LLP, independent public accountants, a letter or letters, dated the date of delivery thereof, substantially in the form and substance heretofore approved by you.

         (h)
       You shall have received a certificate, dated such Closing Date, of each of the President and Chief Executive Officer and the Chief Financial
Officer of the Company, delivered on behalf of the Company, to the effect that:

       (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of such Closing Date; and
    the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

       (ii)no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or, to their knowledge, are contemplated by the Commission; and

       (iii)
           except as contemplated in the Prospectus, the Company has not incurred any direct or, to the best of the Company's knowledge, contingent material liabilities or obligations, or entered into any material transactions or contracts not in the ordinary course of business, and there has not been any change in the capital shares of the Company, nor the issuance of any rights, options, or warrants to purchase any capital shares, nor any material increase or decrease in any thereof or in any long-term debt or any material adverse change in the condition (financial or otherwise) results of operations, business or prospects of the Company.

         (i)
       You shall have received a certificate, dated such Closing Date, of the Chief Financial Officer of the Company, delivered on behalf of the
Company, to the effect that, except as described in the Prospectus, the issuance of the Shares as described in the Prospectus will not result in any adjustment of the exercise price or number of shares issuable upon exercise in respect of any outstanding options or warrants of the Company;

         (j)
       The Company shall have furnished to you such certificates, in addition to those specifically mentioned herein, as you may have reasonably requested, as to the accuracy and completeness at such Closing Date of any statement in the Registration Statement or Prospectus, as to the accuracy at such Closing Date of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, and as to the fulfillment of the conditions concurrent and precedent to the obligations of the Underwriters hereunder.

         (k)
       The Company  shall have  furnished  to you  the agreements  described  in
       Section 2(p) of this Agreement.

         (l)
       The Company shall have effected a two-for-three reverse stock split of its Common Stock and all issued and outstanding shares of its Preferred
Stock shall have been automatically converted into Common Stock, each transaction occurring as described in the Prospectus.

    6. INDEMNIFICATION. (a) The Company will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and, subject to Section 6(c), will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus, the Prospectus or such amendment or such supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter for use therein; and provided further, that the foregoing indemnity with respect to Preliminary Prospectuses shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) if such untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus is eliminated or remedied in the Prospectus and a copy of the Prospectus has not been furnished to the person asserting any such losses, claims, damages, or liabilities at or prior to the written confirmation of the sale of such Shares to such person. Such indemnity obligation will be in addition to any liability which the Company may otherwise have. The indemnity agreement of the Company contained in this paragraph (a) and the representations and warranties of the Company contained in Section 2 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Shares.

         (b)
       Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter for use therein; and, subject to Section 6(c), will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action. Such indemnity obligation will be in addition to any liability which such Underwriter may otherwise have. The indemnity agreement of each Underwriter contained in this paragraph (b) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Shares.

         (c)
       Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof. Indemnification shall not be available to any party who shall fail so to give notice, if the party to whom notice was required to be given was unaware of the action, suit, investigation, inquiry or proceeding to which the notice would have related, to the extent that such party was prejudiced by the failure to give notice; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action is brought against
any   indemnified  party,  and  it  notifies   the  indemnifying  party  of  the
commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel chosen by such indemnifying party which is reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnified party reasonably determines that there may be a conflict between the positions of the indemnifying party and of the indemnified party in conducting the defense of such action, suit, investigation, inquiry or proceeding or that there may be legal defenses available to such indemnified party different from or in addition to those available to the indemnifying party, then counsel for the indemnified party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party and (ii) in any event, the indemnified party (at its own expense) shall be entitled to have counsel chosen by such indemnified party participate in, but not conduct, the defense (it being understood, however, that in either such case, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the indemnified parties). No indemnifying party shall be liable to any indemnified party in respect to any settlement effected without its prior written consent, which consent shall not be unreasonably withheld. In addition, the indemnifying party will not, without the prior written consent of an indemnified party, which shall not be unreasonably withheld, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such indemnified party is a party to such claim, action or suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding.

    7. CONTRIBUTION. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6(a) or 6(b) hereof is for any reason, other than the first proviso to Section 6(a), held to be unavailable, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities of the nature contemplated by such indemnification provisions (including any investigation, legal and other expenses incurred in connection with, any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of Section 15 of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who may also be liable for contribution) to which the Company and one or more of the Underwriters may be subject, in such proportions so that the Underwriters are responsible for that portion in each case represented by the percentage that the respective underwriting discounts appearing on the cover page of the Prospectus bear to the public offering price of the Shares, and the Company is responsible for the remaining portion; provided, however, that (i) except as may be provided in its Master Agreement Among Underwriters provided to Allen & Company Incorporated, in no case shall any Underwriter be responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same right to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 7. No party shall be liable for contribution with respect to any action or claim settled without its consent, which consent shall not be unreasonably withheld.

    8. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements of the Company or of the Underwriters herein or in certificates delivered pursuant hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person, the Company, or any of its officers, directors, or controlling persons, and shall survive delivery of the Shares to the several Underwriters hereunder.

    9. SUBSTITUTION OF UNDERWRITERS. If any Underwriter or Underwriters shall fail to take up and pay for the number of Shares to be purchased by such Underwriter or Underwriters hereunder upon tender of such Shares in accordance with the terms hereof, and if the aggregate number of Shares which such defaulting Underwriter or Underwriters so agreed but failed to purchase does not exceed 10% of the Shares, the remaining Underwriters shall be obligated severally in proportion to their respective commitments hereunder to take up and pay for the Shares of such defaulting Underwriter or Underwriters. If one or more of the Underwriters shall fail or refuse (other than for a reason sufficient to justify the termination of this Agreement) to purchase on any Closing Date the aggregate number of Shares agreed to be purchased by such Underwriter or Underwriters and the aggregate number of Shares agreed to be purchased by such Underwriter or Underwriters shall exceed 10% of the aggregate number of Shares to be sold on any Closing Date hereunder by the Company to the Underwriters, then the other Underwriters shall have the right to purchase or procure one or more other underwriters to purchase, in such proportions as they may agree upon and upon the terms herein set forth, the Shares which such defaulting Underwriter or Underwriters agreed to purchase, and this Agreement shall be carried out accordingly. If such other Underwriters do not exercise such right within thirty-six hours after receiving notice of any such default, which notice the Representatives shall have also promptly delivered to the Company, then the Company shall have the right to procure another party or parties reasonably satisfactory to the Representatives to purchase or agree to purchase such Shares on the terms herein set forth. If the Company is unable to procure another such party, the Company may notify the Representatives that the non-defaulting Underwriters are, by the giving of such notice, released from their obligations to purchase such number of Shares being sold hereunder by the Company as are indicated in such notice as, when subtracted from the total number of Shares originally agreed to be purchased by all of the Underwriters hereunder, shall leave a reduced number of Shares to be purchased by the non-defaulting Underwriters not in excess of 110% of the aggregate number of Shares originally contracted to be purchased hereunder by the non-defaulting Underwriters, and each of them, in which event such non-defaulting Underwriters shall purchase such reduced number of Shares. In any such case, either the Representatives or the Company shall have the right to postpone any Closing Date for a period of not more than seven business days in order that necessary changes and arrangements may be effected by the Representatives and the Company. If neither the non-defaulting Underwriters nor the Company shall make arrangements within the period stated for the purchase of the Shares which such defaulting Underwriter or Underwriters agreed to purchase, including such arrangements for the purchase of a reduced number of Shares as are provided for in this Section 9, then this Agreement shall terminate without liability on the part of any non-defaulting Underwriters to the Company and without liability on the part of the Company to the Underwriters, provided that this Agreement shall not terminate if such events relate to the sale of Option Shares at a Second Closing Date.

    In the event of any termination of this Agreement pursuant to the preceding paragraph of this Section, the Company shall not be under any liability to any Underwriter (except as provided in Section 4(g) and 6 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the number of Shares to be purchased by such Underwriter hereunder, which Underwriter shall remain liable to the Company and the other Underwriters for damages resulting from such default) be under any liability to the Company (except as provided in Section 6 hereof).

    The  term  "Underwriter"  in  this   Agreement  shall  include  any   person
substituted for an Underwriter under this Section 9.

    10. EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION. (a) This Agreement shall become effective at such time after the declaration by the Commission of the effectiveness of the Registration Statement as you in your discretion shall first release the Shares for sale to the public. For the purposes of this Section the Shares shall be deemed to have been released for sale to the public upon release by you for publication of a newspaper advertisement relating to the Shares or upon release by you of letters or telegrams offering the Shares for sale to securities dealers, whichever shall first occur. By giving notice as hereinafter specified before the time this Agreement becomes effective, you, as Representatives of

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
the several Underwriters, or the Company may prevent this Agreement from becoming effective without liability on the part of the Company to any Underwriter or of any Underwriter to the Company, other than as provided in Sections 4(g) and 6 hereof.

         (b)
       You, as Representatives of the several Underwriters, shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the First Closing Date if (i) the Company shall have failed, refused or been unable, at or prior to the First Closing Date, to perform any material agreement on its part to be performed, or because any other material condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled; (ii) trading on the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange by the New York Stock Exchange or by order of the Commission or any other governmental authority having jurisdiction, since the execution of this Agreement; (iii) a banking moratorium shall have been declared by Federal or New York authorities since the execution of this Agreement; or (iv) an outbreak of major hostilities or other national calamity shall have occurred. Any such termination shall be without liability on the part of the Company to any Underwriter or of any Underwriter to the Company other than as provided in Sections 4(g) and 6 hereof.

         (c)
       If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section, the Company shall be notified promptly by you by telephone or telegram, confirmed by letter. If the Company shall elect to prevent this Agreement from becoming effective, you shall be notified promptly by the Company by telephone or telegram, confirmed by letter.

    11. NOTICES. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to you shall be mailed, delivered or telecopied and confirmed to you c/o Allen & Company Incorporated, 711 Fifth Avenue, New York, New York 10022, with copy to Werbel McMillin & Carnelutti, a Professional Corporation, 711 Fifth Avenue, New York, New York 10022, Attention: Robert H. Werbel, Esq. or if sent to the Company shall be mailed, delivered or telecopied and confirmed to the Company at 9610 Medical Center Drive, Suite 200, Rockville, Maryland 20850, Attention: Dr. John
W. Holaday with a copy to Bachner, Tally, Polevoy & Misher LLP, Attention: Jill Cohen, Esq. Notice to any Underwriter pursuant to Section 6 shall be mailed, delivered or telecopied and confirmed to such Underwriter's address as set forth in its Master Agreement Among Underwriters furnished to Allen & Company Incorporated.

    12. PARTIES. This Agreement shall inure to the benefit of and be binding upon the several Underwriters and the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person or corporation. No purchaser of any of the Shares from any Underwriter shall be construed a successor or assign merely by reason of such purchase.

    In all dealings with the Company under this Agreement, you shall be and are authorized to act on behalf of each of the several Underwriters, and the Company shall be entitled to act and rely upon any statement request, notice or agreement on behalf of each of the several Underwriters if the same shall have been made or given in writing by you.

    13. APPLICABLE LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made, and to be fully performed, therein.

    14. COUNTERPARTS. This Agreement may be executed in several counterparts and all documents so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties did not sign the original or the same counterparts.

    If the foregoing correctly sets forth the understanding between the Company and the several Underwriters, please so indicate in the space provided below for that purpose whereupon this letter shall constitute a binding agreement between the Company and the several Underwriters.

                                          Very truly yours,
                                          ENTREMED, INC.
                                          By: __________________________________
                                                        President

Accepted as of the date
first above written:
ALLEN & COMPANY INCORPORATED
DILLON, READ & CO. INC.
VOLPE, WELTY & COMPANY
By: ALLEN & COMPANY INCORPORATED
By: ____________________________________________________________________________
On behalf of each of the several
Underwriters named in Schedule A hereto.

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